EXHIBIT 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906

of The Sarbanes-Oxley Act of 2002

Not Filed Pursuant to the Securities Exchange Act of 1934

In connection with the Quarterly Report of Friedman Industries, Incorporated (the “Company”) on Form 10-Q for the period ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Taylor, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2022

By	/s/ Michael J. Taylor
Name:	Michael J. Taylor
Title:	President and Chief Executive Officer